UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2018

MAGNEGAS APPLIED TECHNOLOGY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35586	26-0250418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

11885 44th Street North

Clearwater, FL 33762

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (727) 934-3448

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

On November 7, 2018, MagneGas Applied Technology Solutions, Inc. (“Company” or “MagneGas”) issued a press release announcing it will host a conference call on Wednesday, November 14th, 2018 at 10:00am Eastern Time to discuss its financial results for the third quarter 2018, in conjunction with the filing of its quarterly report on Form 10-Q for the third quarter ended September 30, 2018.

Scott Mahoney, Chief Executive Officer, will host the call and provide an update on recent developments, including details of recent acquisitions and other corporate updates. To participate in the call, please dial 1-877-407-0312 (toll-free) in the U.S. and Canada. The conference ID number for both the call and webcast is 13685044.

Event:	Q3 2018 Earnings and Business Update Conference Call
Date:	Wednesday, November 14, 2018
Time:	10:00am (Eastern Time)
Participant Dial-in:	1-877-407-0312 (toll free)
Conference ID:	13685044
Webcast Link:	https://webcasts.eqs.com/register/magnegas20181114

A live and archived audio webcast of the conference call will also be available on the investor relations page of MagneGas’ corporate website at www.magnegas.com.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of MagneGas Applied Technology Solutions, Inc. dated November 7, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2018

MAGNEGAS APPLIED TECHNOLOGY SOLUTIONS, INC.

/s/ Scott Mahoney
	By:	Scott Mahoney
	Its:	Chief Executive Officer